Exhibit 10.14

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of November 11, 2005, is made by IDT SPECTRUM, INC., a Delaware corporation (“Debtor”), in favor of WINSTAR SPECTRUM, LLC (the “Lender”).

WHEREAS, Debtor is indebted to the Lender pursuant to a secured promissory note, originally dated as of January 31, 2005, amended and restated on August 18, 2005 and further amended and restated on November 11, 2005, in the principal amount of $10,000,000 (the “Note”), and other obligations referred to below;

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy, and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

1. DEFINITIONS

(a) Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

“Collateral” has the meaning specified in Section 2.

“Default” means the occurrence of an Event of Default as defined in the Note.

“Secured Obligations” means (i) all obligations of Debtor under the Note, (ii) all obligations of Debtor hereunder, and (iii) all other indebtedness, and obligations in connection therewith, of Debtor to the Lender, its successors and assigns, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, in each case, as the same may be extended, renewed, amended, or otherwise modified from time to time.

“Note” has the meaning specified in the recitals to this Agreement.

“Obligor” means Debtor and each other party primarily or secondarily liable with respect to any of the Secured Obligations.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New Jersey;

(b) Certain Incorporated Terms. Except as the context otherwise requires, terms (including, without limitation, “account”, “chattel paper”, “deposit account”, “document”,

“goods”, “instrument”, “general intangible, “payment intangible”, “inventory”, “equipment”, “investment property”, “supporting obligation”, and “proceeds”) not otherwise defined herein, are used herein as defined in the UCC.

2. SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, Debtor hereby grants to the Lender, a security interest in all of Debtor’s right, title, and interest in, to and under the following, wheresoever located and whether now existing or owned or hereafter acquired or arising (collectively, the “Collateral”): (i) all accounts; (ii) all chattel paper; (iii) all deposit accounts; (iv) all instruments; (v) all general intangibles (including all payment intangibles and all patents, trademarks and copyrights); (vi) all goods (including all inventory and all equipment); (vii) all investment property; (viii) all supporting obligations, (ix) all documents (including all warehouse receipts and bills of lading), and (x) all products and proceeds of any and all of the foregoing.

3. DEBTOR’S REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to the Lender, as follows:

(a) Organization. Debtor is a corporation duly existing under the laws of the State of Delaware;

(b) Authorization, No Conflict. The execution, delivery, and performance by Debtor of this Agreement (i) are within Debtor’s corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any consent or approval of any person or entity (including any governmental authority) that has not been obtained, (iv) do not and will not result in a violation of any provision of law or of Debtor’s organizational documents, and (v) do not and will not result in a violation of or a default under any agreement binding upon Debtor or its assets;

(c) Validity. This Agreement is the legal, valid, and binding obligation of Debtor enforceable in accordance with its terms;

(d) Location of Collateral. Schedule 1 accurately sets forth the location of Debtor’s chief executive office, its principal place of business, and all locations where Collateral is kept;

(e) Names, Trade Names, and Trade Styles. Except as set forth in Schedule 1, Debtor has not at any time during the preceding three years (i) been known as or used any other corporate, trade, or fictitious name, (ii) changed its name, (iii) been the surviving or resulting corporation in a merger or consolidation, or (iv) acquired through asset purchase or otherwise any business of any person or entity. Debtor’s name (as indicated in its certificate of incorporation is exactly as set forth in its signature hereto;

(f) Enforceability; Priority of Security Interest. Upon the filing of the financing statements attached as Exhibit A, this Agreement creates in favor of the Lender (i) a valid, enforceable perfected security interest in all of the Collateral other than general intangibles, and (ii) a valid, enforceable security interest in general intangibles included in the Collateral;

(g) Other Financing Statements. No effective UCC financing statement naming Debtor as debtor (or the like) and covering any of the Collateral is on file in any filing office in any jurisdiction, except for UCC financing statements in favor of the Lender under this Agreement;

(h) Ownership of Collateral. Debtor is (and except as permitted by Section 4(e) will continue to be) the sole and complete owner of the Collateral, free from any security interest other than that created hereby; and

(i) Deposit and Security Accounts. Schedule 1 sets forth the names and addresses of (i) all investment property and (ii) all financial institutions at which Debtor maintains its deposit accounts and securities accounts, together with the related account names and numbers.

4. COVENANTS. Debtor agrees that, unless otherwise consented to by the Lender, it will:

(a) Preservation and Defense of Collateral. Preserve, protect, and defend the Collateral against any adverse claims and demands not in favor of the Lender;

(b) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, and with all policies of insurance relating in a material way to the Collateral;

(c) Change in Name, Identity, or Structure. Not change its name, identity, or organizational structure, without giving the Lender at least 30 days’ prior written notice thereof;

(d) Maintenance of Records. Keep accurate and complete books and records with respect to the Collateral;

(e) Disposition of Collateral. Not sell or assign, agree to sell or assign, or otherwise dispose of, any of the Collateral or any right or interest therein, except for the sale of inventory or of obsolete equipment, each in the ordinary course of business;

(f) Security Interests. Keep the Collateral free of all security interests of any kind, except for those created hereby;

(g) Merger. Not be a party to any merger or consolidation, other than as consented to by the Lender;

(h) Notices, Reports and Information. (i) Notify the Lender of any material claim made or asserted against the Collateral by any person or entity and of any event which could materially adversely affect the value of the Collateral or the Lender’s security interest therein; (ii) furnish to the Lender such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Lender may from time to time request, all in reasonable detail; and (iii) permit the Lender to inspect the Collateral and to have reasonable access to Debtor’s books and records.

(i) Insurance. Keep the Collateral at all times insured against loss, damage, theft, and other risks, in such amounts and with such companies and under such policies and in such form, all as shall reasonably be satisfactory to the Lender.

5. FURTHER ASSURANCES.

(a) Control. Promptly, upon request of the Lender, at any time a Default exists, Debtor will take all actions necessary or desirable to establish the Lender’s control (within the meaning of the UCC) over all securities accounts and deposit accounts.

(b) Filings. Debtor hereby authorizes the Lender to file a record or records (as defined in Article 9 of the UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as the Lender may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Lender hereby. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary, advisable, or prudent to ensure the perfection of the security interest in the Collateral granted to the Lender hereby, including, without limitation, describing such property as “all assets” or “all personal property.”

(c) Other Action. Debtor agrees that from time to time at the expense of Debtor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection, or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limitation of the foregoing, Debtor agrees that it will, upon request of the Lender (i) deliver to the Lender all certificated securities representing any or all of the Collateral (accompanied by stock powers executed in blank), (ii) deliver to the Lender, all instruments and chattel paper, and all other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments (in each case appropriately endorsed and accompanied by instruments of transfer and assignment), (iii) mark all chattel paper with such legends as the Lender shall reasonably specify, and (iv) cause the Lender’s security interest to be duly noted on any certificate of title covering the Collateral.

(d) Power of Attorney. The Lender shall have the right to, in the name of Debtor, or in the name of the Lender or otherwise, without notice to or assent by Debtor, and Debtor hereby constitutes and appoints the Lender (and any of the Lender’s officers, employees or agents designated by the Lender) as Debtor’s true and lawful attorney-in-fact, with full power and authority to execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which the Lender may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Lender’s security interest therein and to accomplish the purposes of this Agreement.

6. DEFAULT. Whenever a Default shall be existing, all Secured Obligations may (notwithstanding any provisions thereof), at the option of the Lender, and without demand or notice of any kind, be declared, and thereupon immediately shall become, due and payable, and the Lender may exercise from time to time any rights and remedies available to it under applicable law and may, without notice except as specified below, sell, lease, assign, and deliver, or grant options to purchase, or otherwise dispose of all or any part of the Collateral, at such place or places as the Lender may determine, at public or private sale, it being agreed that the purchaser, lessee, assignee, or recipient of all or any part of the Collateral so disposed of at any public or private sale may thereafter hold the same absolutely free from any claim or right of Debtor of whatsoever kind, including any right of redemption, and any obligation to see to the application of any part of the purchase money paid therefor or any liability for the misapplication or non-application thereof; and the Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. The parties hereto hereby agree that the duties of the Lender pursuant to the UCC will be deemed to be satisfied so long as the requirements of this Section 6 are satisfied in connection with any disposition of Collateral pursuant to this Agreement. Debtor agrees, in case of Default, to assemble, at its expense, all Collateral at a convenient place acceptable to the Lender. Any notification of intended disposition of any of the Collateral required by law, shall be deemed reasonably and properly given if given at least five (5) days before such disposition. Any proceeds of any disposition by the Lender of any of the Collateral may be applied by the Lender to the payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and any balance of such proceeds shall be applied by the Lender (i) first, to the payment of such of the Secured Obligations, and in such order of application, as the Lender may from time to time elect; (ii) second, to the payment to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds; and (iii) if any balance is remaining, to the Debtor.

7. GENERAL.

(a) Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such agreements and other documents included in the Collateral, and (iii) the Lender shall not have any obligation or liability under any agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such agreement or other document included in the Collateral hereunder.

(b) Lender Performance of Debtor’s Obligations. The Lender may perform or pay any obligation which Debtor has agreed to perform or pay under or in connection with this Agreement, and Debtor shall reimburse the Lender on demand for any amounts paid by the Lender pursuant to this Section 7(b).

(c) Lender’s Duties. Notwithstanding any provision contained in this Agreement, the Lender shall have no duty to exercise any of the rights, privileges, or powers afforded to it and shall not be responsible to Debtor or any other person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Lender’s possession and the accounting for moneys actually received by the Lender hereunder, the Lender shall have no duty or liability to exercise or preserve any rights, privileges, or powers pertaining to the Collateral.

(d) License. For the sole purpose of enabling the Lender to exercise its rights and remedies in connection with this Agreement from and after the occurrence of a Default, Debtor hereby grants to the Lender an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license, or sublicense any general intangibles to the extent relating to the Collateral.

(e) Notices. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed (certified or registered, postage prepaid), telecopied, or delivered, addressed to a party at the address set forth under its name on the signature page hereof, or at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed by certified mail, return receipt requested, telecopied, courier, or hand delivery, be effective three (3) days after mailing, upon transmission by telecopier (after receiving confirmation of receipt), on the next business day after timely delivery to a courier guaranteeing next day delivery, or upon receipt by hand delivery, addressed as aforesaid. Any party hereto may change the person, address, or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

(f) No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, on the part of the Lender, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

(g) Costs and Expenses. Any expense incurred by the Lender (including, without limitation, reasonable attorneys’ fees and disbursements) in connection with the administration, or enforcement of the Note, this Agreement, and any other document executed by Debtor in connection with the obligations of Debtor thereunder or hereunder or any amendment thereto or hereto, or the exercise of any right or remedy upon the occurrence of a Default, including, without limitation, the recording and filing fees to perfect the liens granted under this Agreement and the costs of collection and reasonable attorneys’ fees and expenses, shall be paid by Debtor within fifteen (15) days of receiving written notice thereof from the Lender. Any such expense incurred by the Lender and not timely paid by the Debtor shall be added to the other obligations under the Note and shall earn interest at the same rate per annum as the principal thereunder.

(h) Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, the Lender, and their respective successors and assigns.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW JERSEY.

(j) Termination. Either the Lender or Debtor may terminate this Agreement at any time upon written notice to the other of such termination; provided, however, that such termination shall in no way affect, and this Agreement shall remain fully operative as to, any transactions entered into or rights granted or Secured Obligations incurred prior to the receipt of such notice by the party to whom given. Prior to such termination, this Agreement shall be a continuing Agreement in every respect.

(k) Forum Selection And Consent To Jurisdiction Subject to the Lender’s sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF, FROM OR RELATED TO THIS AGREEMENT WILL BE LITIGATED IN COURTS HAVING SITUS WITHIN NEW YORK, NEW YORK. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN NEW YORK, NEW YORK, WAIVES PERSONAL SERVICE OF PROCESS UPON DEBTOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO DEBTOR AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF, AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

(l) WAIVER OF JURY TRIAL. DEBTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. DEBTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES.

(m) Entire Agreement; Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

(n) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

(o) Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

DEBTOR

IDT SPECTRUM, INC.

By:	/s/ John C. Petrillo
Name:	John C. Petrillo
Title:	Chairman and Chief Executive Officer IDT Spectrum

Address:

520 Broad Street
Newark, NJ 07012
Attn: Chief Executive Officer

LENDER

WINSTAR SPECTRUM, LLC

By:	/s/ Abilio Pereira
Name:	Abilio Pereira
Title:	Chief Financial Officer

Address:

520 Broad Street
Newark, NJ 07012
Attn: Legal Department

SCHEDULE 1

520 Broad Street

Newark, NJ 07012